                                  THE UBS FUNDS

                 Supplement to Prospectus dated October 28, 2003

                                                                December 2, 2003

Dear Investor,

     The purpose of this supplement is to notify you of the following changes to the Prospectus:

     1.   Name Changes

          Effective  February 2, 2004,  the  following  Funds will be renamed as shown below:

     Current Name                       New Name
     ------------                       --------

     UBS U.S. Equity Fund               UBS U.S. Large Cap Equity Fund
     UBS U.S. Value Equity Fund         UBS U.S. Large Cap Value Equity Fund

     All  references  in the  Prospectus  to the  names of these  Funds  will be changed accordingly as of the above-referenced date.

     2.   Investment Policy Changes

          UBS U.S. Large Cap Equity Fund (formerly UBS U.S. Equity Fund)

          On page 22 of the  Prospectus,  the first  sentence  under the heading
          "Principal Investment Strategies" is replaced with the following:

          Under normal  circumstances,  the Fund invests at least 80% of its net assets (plus  borrowings  for investment  purposes,  if any) in equity securities of U.S. large  capitalization  companies.  The Fund defines large capitalization  companies as those with a market  capitalization range equal to that of the Fund's  benchmark,  the Russell 1000 Index.
          As of September 30, 2003, the capitalization of companies  represented in the  Russell  1000  Index  ranged  between  $834  million  and $298 billion.

          UBS U.S.  Large Cap Value Equity Fund  (formerly UBS U.S. Value Equity
          Fund)

          On page 27 of the  Prospectus,  the first  sentence  under the heading
          "Principal Investment Strategies" is replaced with the following:

          Under normal  circumstances,  the Fund invests at least 80% of its net assets (plus  borrowings  for investment  purposes,  if any) in equity securities of U.S. large  capitalization  companies.  The Fund defines large capitalization  companies as those with a market  capitalization range equal to that of the Fund's  benchmark,  the Russell  1000 Value
          Index.  As of September  30,  2003,  the  capitalization  of companies represented  in the  Russell  1000 Value  Index  ranged  between  $869 million and $244 billion.

     3.   Class A Shares

          In  the  "Managing  Your  Fund  Account"  section  on  page  85 of the
          Prospectus,  the following  language is added to the second  paragraph under the subsection "Class A Shares:"

               If you intend to purchase more than $10 million of Class A shares
               ($5 million in the case of UBS U.S.  Small Cap Growth  Fund,  UBS
               U.S. Small Cap Equity Fund, UBS U.S. Real Estate Equity Fund, UBS
               High Yield Fund, UBS Emerging  Markets Debt Fund and UBS Emerging
               Markets Equity Fund), you should instead purchase Class Y shares, which have lower ongoing expenses.

          In the subsection "Class A Sales Charges,"  footnote (2) on page 86 of the Prospectus is replaced in its entirety with the following:

               (2)  For sales of $1 million  or more,  UBS Global AM pays to the dealer an amount based upon the following schedule: 1.00% on the  first $3  million,  0.75% on the next $2  million,  and
                    0.50% on the next $5 million.

     4.   Market Timers

          In  the  "Managing  Your  Fund  Account  "section  on  page  91 of the
          Prospectus,  the following  language  replaces the language  under the subsection, "Market Timers:"

               Market Timers. The interests of the Funds' long-term shareholders and their  ability to manage their  investments  may be adversely affected  when  their  shares are  repeatedly  bought and sold in response  to  short-term  market  fluctuations  -- also  known as
               "market   timing."  Market  Timing  may  cause  a  Fund  to  have
               difficulty implementing long-term investment strategies,  because it cannot  predict  how much cash it will have to invest.  Market timing  also may  force a Fund to sell  portfolio  securities  at disadvantageous  times to raise  the cash  needed to buy a market timer's Fund shares.  These factors may hurt a Fund's performance and its  shareholders.  UBS Global AM and the Funds  will  reject purchase orders and exchanges into the Funds by any person, group or account that UBS Global AM determines to be market timing.

                                                                 Item No. ZS-227